Exhibit 10.1

THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment to Amended and Restated Credit Agreement (this “Third Amendment”) is entered into as of April 15, 2016 (the “Third Amendment Effective Date”), by and among Denbury Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions party hereto as Lenders (hereinafter collectively referred to as the “Executing Lenders”, and each individually, an “Executing Lender”).

W I T N E S S E T H

WHEREAS, Borrower, Administrative Agent, the other agents party thereto and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 9, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 of this Third Amendment);

WHEREAS, pursuant to the Credit Agreement, Lenders have extended credit in the form of Loans to Borrower and provided certain other credit accommodations to Borrower;

WHEREAS, Borrower has requested that Lenders amend certain provisions contained in the Credit Agreement as more specifically provided for herein; and

WHEREAS, subject to and upon the terms and conditions set forth herein, Executing Lenders have agreed to enter into this Third Amendment to amend certain provisions of the Credit Agreement as more specifically provided for herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Executing Lenders hereby agree as follows:

Section 1.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction or waiver of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Third Amendment Effective Date in the manner provided in this Section 1.

1.1Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions, which shall read in full as follows:

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” shall mean (a) any institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Intercreditor Agreement” shall mean each intercreditor agreement entered into among the Borrower, the Administrative Agent and the applicable lender, holder, agent, collateral agent, trustee or other representative of the lenders or holders of any Permitted Junior Lien Debt which shall be in form and substance satisfactory to the Administrative Agent and the Majority Lenders in their sole discretion, in each case, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Permitted Junior Lien Debt” shall mean Indebtedness issued or incurred by the Borrower or a Guarantor that (a) shall be secured solely by Liens on property or assets (whether real, personal, or mixed, tangible or intangible) upon which there exists first priority Liens (subject only to Permitted Liens) in favor of the Administrative Agent and which Liens are at all times subject to the terms and conditions of an Intercreditor Agreement, (b) shall not mature prior to the date that is 91 days following the Maturity Date (as such term is defined herein at the time of the incurrence of such Indebtedness); and (c) the covenants (other than financial covenants, for which the proviso in this clause (c) applies), events of default, guarantees and other terms of such Indebtedness (other than interest rate, fees, funding discounts and redemption or prepayment premiums determined by the Borrower to be “market” rates, fees, discounts and premiums at the time of issuance or incurrence of any such Indebtedness), taken as a whole, are determined by the Borrower to be “market” terms on the date of issuance or incurrence and in any event are not, in the aggregate, materially more restrictive on the Borrower and its Restricted Subsidiaries than the terms of this Agreement as in effect at the time of such issuance or incurrence; provided, that a certificate of an Authorized Officer of the Borrower delivered to the Administrative Agent at least five Business Days prior to the execution of the definitive financing documentation governing such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirements of this clause (c) shall be conclusive evidence that such terms and conditions satisfy such foregoing requirements; provided, that, in no event shall documentation related to such Indebtedness contain financial covenants requiring the maintenance or incurrence testing of any ratio or amount that are more onerous or restrictive to the Borrower than those contained in this Agreement (other than (i) an asset coverage test that is customary for similar junior lien term loans of like tenor and amount and (ii) covenants that require the achievement of a financial performance standard solely as a condition to taking specified voluntary actions).

“Permitted Junior Lien Debt Documents” shall mean each credit agreement, loan agreement, promissory note, indenture or other agreement governing Permitted Junior Lien Debt, all guarantees of Permitted Junior Lien Debt and all notes, security agreements, pledge agreements, collateral assignments, mortgages, control agreements or other grants of or transfers for security, and any other agreements, documents or instruments executed and delivered by any Credit Party in connection with, or pursuant to, the issuance or incurrence of Permitted Junior Lien Debt.

“Permitted Junior Lien Debt Principal Amount” shall mean, at any time, the aggregate principal amount of all Permitted Junior Lien Debt issued or incurred at such time, which for the avoidance of doubt shall expressly exclude (a) the amount of any paid in kind interest added to the principal amount of any Permitted Junior Lien Debt following its issuance and (b) the positive difference, if any, between the carrying amount of any Permitted Junior Lien Debt and the principal amount at issuance of such Permitted Junior Lien Debt as a result of the application of ASC 470-60 as of any date of determination.

“Third Amendment” shall mean that certain Third Amendment to Amended and Restated Credit Agreement dated as of the Third Amendment Effective Date among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Third Amendment Effective Date” shall mean April 15, 2016.

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.2Restatement of Definitions. The definitions of “Collateral Coverage Minimum”, “Commitment”, “Consolidated Interest Charges”, “Consolidated Total Debt”, “Credit Documents” and “Subordinated Indebtedness” contained in Section 1.1 of the Credit Agreement shall be amended and restated to read in full as follows:

“Collateral Coverage Minimum” shall mean, at any time, an amount of Mortgaged Properties having a PV-9 value equal to 90% of the PV-9 of all Borrowing Base Properties at such time; provided that during any Investment Grade Period, the Collateral Coverage Minimum shall mean an amount of Mortgaged Properties having a PV-9 value equal to $0.

“Commitment” shall mean, (a) with respect to each Lender that is a Lender on the Third Amendment Effective Date, the amount set forth opposite such Lender’s name on Schedule 1.1(a) as such Lender’s “Commitment” (as amended by any Incremental Agreement) and (b) in the case of any Lender that becomes a Lender after the Third Amendment Effective Date, (i) the amount specified as such Lender’s “Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total Commitment or (ii) the amount specified in Schedule 1.1(a) as amended by any Incremental Agreement; in each case, as the same may be changed from time to time pursuant to terms of this Agreement. The aggregate amount of the Commitments as of the Third Amendment Effective Date is $1,050,000,000.

“Consolidated Interest Charges” shall mean, for any period, without duplication, for the Borrower and its Restricted Subsidiaries on a consolidated basis, the sum of (a) all interest expense of the Borrower and its Restricted Subsidiaries for such period in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP (but excluding amortization of debt discount and issuance cost, any write-off of debt issuance cost and any paid in kind interest added to the principal amount of any related Indebtedness following its issuance), (b) interest expense (imputed or otherwise) attributable to Capitalized Lease Obligations of the Borrower and its Restricted Subsidiaries for such period, (c) surety bond fees and related expenses of the Borrower and its Restricted Subsidiaries for such period in connection with financing activities, and (d) any cash interest paid in connection with the issuance or incurrence of any new Indebtedness permitted hereunder to the extent that, pursuant to ASC 470-60, such payments are not accounted for as interest expense.

“Consolidated Total Debt” shall mean, as of any date of determination, (a) all Indebtedness of the types described in clauses (a) and (b) (other than intercompany Indebtedness owing to the Borrower or any Restricted Subsidiary), clause (d) (but only to the extent of any unreimbursed drawings under any letter of credit), clause (e) (but only to the extent of any amounts that are assumed by the Borrower and/or a Restricted Subsidiary) and clauses (f) through (h) of the definition thereof, in each case actually owing by the Borrower and/or the Restricted Subsidiaries on such date and to the extent appearing on the balance sheet of the Borrower determined on a consolidated basis in accordance with GAAP (provided that the amount of any Capitalized Lease Obligations or any such Indebtedness issued at a discount to its face value shall be determined in accordance with GAAP) minus (b) (i) the aggregate cash and Permitted Investments (in each case, free and clear of all Liens, other than Permitted Liens and other nonconsensual Liens permitted by Section 10.2 and Liens permitted by Sections 10.2(a), (h), (i) and (l) and clauses (i) and (ii) of Section 10.2(n)) included in the cash and cash equivalents accounts listed on the consolidated balance sheet of the Borrower and the Restricted Subsidiaries at such date and (ii) all obligations (1) existing on the Closing Date and (2) of a similar nature to those existing on the Closing Date, in each case, arising as a result of the Genesis VPP Transactions. Notwithstanding anything else herein to the contrary, as of any date of determination, if the carrying amount of any Indebtedness described in clause (a) of this definition of “Consolidated Total Debt” differs from the principal amount of such Indebtedness as a result of the application of ASC 470-60, then the principal amount of such Indebtedness as of such date shall be deemed to be the amount of such Indebtedness as of such date for purposes of the above calculation of Consolidated Total Debt.

“Credit Documents” shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Guarantee, the Security Documents, any Intercreditor Agreement and any promissory notes issued by the Borrower under this Agreement and any other agreements executed by Credit Parties in connection with this Agreement and expressly identified as “Credit Documents” therein.

“Subordinated Indebtedness” shall mean the collective reference to any Indebtedness of any Credit Party that is (a) subordinated in right and time of payment to the Obligations and containing such other terms and conditions, in each case as are satisfactory to the Administrative Agent or (b) Permitted Junior Lien Debt.

1.3Amendments to Definitions.

(a)The definition of “Applicable Equity Amount” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “Section 10.7(a)(i)(C)” contained therein and inserting in lieu thereof a reference to “Section 10.7(a)(i)(A)(3)”.

(b)The definition of “Change of Control” contained in Section 1.1 of the Credit Agreement is hereby amended by (i) adding “the Permitted Junior Lien Debt Documents,” immediately after the reference to “under and as defined in” contained in clause (c) of such definition and (ii) adding “the Permitted Junior Lien Debt,” immediately after the reference to “all or any portion of” contained in clause (c) of such definition.

(c)The definition of “Excess Cash” contained in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the reference to “Section 10.7(a)(iii)” contained therein and inserting in lieu thereof a reference to “Section 10.7(a)(i)(C) or Section 10.7(a)(i)(D)” and (ii) deleting the reference to “the 30th day” contained therein and inserting in lieu thereof a reference to “the 30th day or the 121st day (solely with respect to amounts being held for use pursuant to Section 10.7(a)(i)(D))”.

(d)The definition of “Lender Default” contained in Section 1.1 of the Credit Agreement is hereby amended by adding a new clause (f) immediately prior to the “.” at the end thereof, which clause (f) shall read in full as follows:

, or (f) a Lender has become the subject of a Bail-In Action

(e)The definition of “Letter of Credit Commitment” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “$50,000,000” contained therein and inserting in lieu thereof a reference to “$100,000,000”.

1.4Amendment to Section 10.1. Section 10.1 of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (y)(vi) thereof, (b) replacing the “.” at the end of clause (z) thereof with “; and” and (c) adding a new clause (aa) at the end thereof which clause (aa) shall read in full as follows:

(aa)    Indebtedness in respect of Permitted Junior Lien Debt (including any Guarantee Obligations thereunder) and any fees, underwriting discounts, premiums and other costs and expenses incurred in connection with the foregoing and any Permitted Refinancing Indebtedness issued or incurred in exchange for, or the net proceeds of which are used to purchase, refinance or replace such Indebtedness; provided, that:

(i)     the Permitted Junior Lien Debt Principal Amount may not exceed $1,000,000,000 outstanding at any one time;

(ii)     except as provided in clause (2) below, such Indebtedness shall be issued in exchange for, or the net proceeds of which are used to purchase, refinance or replace (A) Senior Subordinated Notes or (B) Permitted Additional Debt comprised of unsecured senior subordinated or unsecured subordinated Indebtedness, in each case, as permitted under Section 10.7(a)(i); provided, that (1) nothing in this clause (ii) shall prohibit the incurrence of Permitted Refinancing Indebtedness as permitted under Section 10.7(a)(ii) and (2) proceeds of such Indebtedness in a Permitted Junior Lien Debt Principal Amount not to exceed $300,000,000 in the aggregate may be used by the Credit Parties for general corporate purposes and other purposes not prohibited hereunder;

(iii)    such Indebtedness shall not require any prepayments of the Permitted Junior Lien Debt Principal Amount prior to the scheduled maturity date of such Indebtedness (other than as a result of an event of default or customary change in control put or asset sale put; provided, that any such mandatory prepayment or redemption requirement in connection with asset sales is subject to any prepayment obligations in connection therewith that the Borrower has under this Agreement); and

(iv)    immediately after giving effect to the incurrence of such Indebtedness and use thereof, (A) the Borrower shall be in pro forma compliance with each of the Financial Performance Covenants set forth in Section 10.11 (calculated after giving pro forma effect to any applicable refinancing or other exchange of Senior Subordinated Notes or Permitted Additional Debt) and (B) no Default, Event of Default or Borrowing Base Deficiency then exists or would result therefrom.

1.5Amendment to Section 10.2. Section 10.2 of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (z) thereof, (b) replacing the “.” at the end of clause (aa) thereof with “; and” and (c) adding a new clause (ab) at the end thereof which clause (ab) shall read in full as follows:

(ab)    Liens on Collateral securing Permitted Junior Lien Debt, provided that, pursuant to an Intercreditor Agreement, such Liens are junior to the Liens in favor of the Administrative Agent securing the Indebtedness.

1.6Amendments to Section 10.7 of the Credit Agreement.

(a)Section 10.7(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a)    (i) The Borrower will not, and will not permit any Restricted Subsidiary to, exchange, prepay, repurchase or redeem or otherwise defease (x) the Senior Subordinated Notes or (y) any Permitted Additional Debt comprised of unsecured senior subordinated or unsecured subordinated Indebtedness (it being understood that payments of regularly scheduled cash interest and any AHYDO Payments in respect of the Senior Subordinated Notes or such Permitted Additional Debt shall be permitted); provided, however, that the Borrower or any Subsidiary may exchange, prepay, repurchase, redeem or defease the Senior Subordinated Notes or any such Permitted Additional Debt (A) (1) with the proceeds of any Permitted Refinancing Indebtedness (or with any Permitted Refinancing Indebtedness that is otherwise issued in exchange for such Senior Subordinated Notes or such Permitted Additional Debt), (2) with the proceeds of any Permitted Additional Debt (or with Permitted Additional Debt that is otherwise issued in exchange for such Senior Subordinated Notes or such Permitted Additional Debt) or (3) with the proceeds from the issuance of Stock by the Borrower, in each case, so long as such exchange, prepayment, repurchase, redemption or defeasance occurs within 90 days following the Borrower’s or such other Restricted Subsidiary’s incurrence or issuance of such Permitted Refinancing Indebtedness, Permitted Additional Debt or Stock, as applicable, (B) by converting the Senior Subordinated Notes or any such Permitted Additional Debt to Stock or exchanging the Senior Subordinated Notes or any such Permitted Additional Debt for Stock (in each case other than Disqualified Stock) of the Borrower or any of its direct or indirect parent, (C) so long as, immediately after giving pro forma effect to such exchange, prepayment, repurchase, redemption or defeasance, (1) no Event of Default has occurred and is continuing, (2) the Available Commitment is not less than 20% of the then effective Loan Limit, and (3) the sum of all exchanges, prepayments, repurchases, redemptions or defeasements made on or after the Second Amendment Effective Date pursuant to this Section 10.7(a)(i)(C) is not greater than $225,000,000, or (D) with the proceeds from any Permitted Junior Lien Debt (or with Permitted Junior Lien Debt that is otherwise issued in exchange for such Senior Subordinated Notes or such Permitted Additional Debt), so long as such exchange, prepayment, repurchase, redemption or defeasance occurs within 120 days following the Borrower’s or such other Restricted Subsidiary’s incurrence of such Permitted Junior Lien Debt.

(ii)    The Borrower will not, and will not permit any Restricted Subsidiary to, exchange, prepay, repurchase or redeem or otherwise defease any Permitted Junior Lien Debt; provided, however, that the Borrower or any Subsidiary may exchange, prepay, repurchase, redeem or defease the Permitted Junior Lien Debt (A) (1) with the proceeds of any Permitted Refinancing Indebtedness (or with any Permitted Refinancing Indebtedness that is otherwise issued in exchange for such Permitted Junior Lien Debt), (2) with the proceeds of any Permitted Additional Debt (or with Permitted Additional Debt that is otherwise issued in exchange for such Permitted Junior Lien Debt) or (3) with the proceeds from the issuance of Stock by the Borrower, in each case, so long as such exchange, prepayment, repurchase, redemption or defeasance occurs within 90 days following the Borrower’s or such other Restricted Subsidiary’s incurrence or issuance of such Permitted Refinancing Indebtedness, Permitted Additional Debt or Stock, as applicable, or (B) by converting Permitted Junior Lien Debt to Stock or exchanging Permitted Junior Lien Debt for Stock (in each case other than Disqualified Stock) of the Borrower or any of its direct or indirect parent.

(b)Section 10.7 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (b) thereof, (ii) renumbering clause (c) thereof to be clause (d) thereof and (iii) adding a new clause (c) thereto which shall read in full as follows:

(c)    The Borrower will not amend or modify the Permitted Junior Lien Debt Documents with respect to any Permitted Junior Lien Debt, except to the extent that any such amendment or modification would (i) not be adverse to the Lenders in any material respect, (ii) not cause such Indebtedness to not comply with the definition of “Permitted Junior Lien Debt” herein and (iii) comply with the terms of the applicable Intercreditor Agreement; and

1.7Amendment to Section 12 of the Credit Agreement. Section 12 of the Credit Agreement is hereby amended by adding a new Section 12.14 at the end thereof which shall read in full as follows:

12.14.    Intercreditor Agreements.

(a)    Subject to Section 12.14(c), each of the Lenders, the Letter of Credit Issuer and the other Secured Parties hereby irrevocably authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, (i) from time to time upon the request of the Borrower, in connection with the establishment, incurrence, amendment or refinancing of any Permitted Junior Lien Debt, any Intercreditor Agreement (which, for the avoidance of doubt, shall be in form and substance satisfactory to the Administrative Agent and the Majority Lenders in their sole discretion) and (ii) any documents relating thereto.

(b)    Each of the Lenders, the Letter of Credit Issuer and the other Secured Parties hereby irrevocably (i) consents to the treatment of Liens to be provided for under the Intercreditor Agreement, (ii) agrees that, upon the execution and delivery thereof, such Secured Party will be bound by the provisions of any Intercreditor Agreement as if it were a signatory thereto and will take no actions contrary to the provisions of any Intercreditor Agreement, (iii) agrees that no Secured Party shall have any right of action whatsoever against the Administrative Agent as a result of any action taken by the Administrative Agent pursuant to this Section or in accordance with the terms of any Intercreditor Agreement and (iv) authorizes and directs the Administrative Agent to carry out the provisions and intent of any Intercreditor Agreement.

(c)    Each of the Lenders, the Letter of Credit Issuer and the other Secured Parties hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Intercreditor Agreement that the Borrower may from time to time request (i) to give effect to any establishment, incurrence, amendment or refinancing of any Permitted Junior Lien Debt under any Permitted Refinancing Indebtedness, (ii) to confirm for any party that such Intercreditor Agreement is effective and binding upon the Administrative Agent on behalf of the Secured Parties or (iii) to effect any other amendment, supplement or modification so long as the resulting agreement would constitute an Intercreditor Agreement if executed at such time as a new agreement (including for the avoidance of doubt, that such agreement is in form and substance acceptable to the Administrative Agent and the Majority Lenders in their sole discretion).

(d)    Each of the Lenders, the Letter of Credit Issuer and the other Secured Parties hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Security Document to add or remove any legend that may be required pursuant to any Intercreditor Agreement.

(e)    The Administrative Agent shall have the benefit of the provisions of Section 12 with respect to all actions taken by it pursuant to this Section 12.14 or in accordance with the terms of any Intercreditor Agreement to the full extent thereof.

1.8Amendment to Article XIII of the Credit Agreement. Section 13 of the Credit Agreement is hereby amended by adding a new Section 13.27 at the end thereof which Section 13.27 shall read in full as follows:

Section 13.27     Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

1.9Amendment to Schedule 1.1(a) to the Credit Agreement. Schedule 1.1(a) to the Credit Agreement is hereby replaced in its entirety with Schedule 1.1(a) attached hereto and Schedule 1.1(a) attached hereto shall be deemed to be attached as Schedule 1.1(a) to the Credit Agreement.

Section 2.Borrowing Base Redetermination. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, the Administrative Agent and the Lenders hereby agree that the Borrowing Base shall be redetermined to an amount equal to $1,050,000,000 effective as of the Third Amendment Effective Date. The Borrowing Base shall remain at such level until the next Scheduled Redetermination, the next Interim Redetermination or other adjustment to the Borrowing Base thereafter, whichever occurs first pursuant to the Credit Agreement. The redetermination of the Borrowing Base provided for in this Section 2 shall be deemed to be the Scheduled Redetermination scheduled for on or about May 1, 2016 for purposes of Section 2.14 of the Credit Agreement.

Section 3.Reduction in Total Commitments. Pursuant to Section 4.3(c) of the Credit Agreement, the Total Commitments are hereby automatically and permanently reduced (but subject to Section 2.16 of the Credit Agreement), contemporaneously with the redetermination of the Borrowing Base contained in Section 2 hereof, to an amount equal to $1,050,000,000 effective as of the Third Amendment Effective Date.

Section 4.Conditions Precedent to Amendment. Subject to the satisfaction (or waiver) of the following conditions, the amendments to the Credit Agreement contained in Section 1 hereof shall each be effective on the Third Amendment Effective Date:

4.1Counterparts. Administrative Agent shall have received counterparts hereof duly executed by an Authorized Officer of each of Borrower, the Guarantors and the Required Lenders.

4.2No Default; No Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing, and no Borrowing Base Deficiency shall then exist, in each case, before and after giving effect to the amendments to the Credit Agreement contained in Section 1 hereof, the redetermination of the Borrowing Base contained in Section 2 hereof and the reduction in the Total Commitments contained in Section 3 hereof.

4.3Payment of Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date including, without limitation, an amendment fee for the benefit of the Executing Lenders executing this Third Amendment on or prior to the Third Amendment Effective Date in an amount for each such Executing

Lender equal to 5 basis points (0.05%) of the amount of such Executing Lender’s Commitment as of the Third Amendment Effective Date after giving effect to Section 3 hereof.

4.4Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements, and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this Third Amendment and the transactions contemplated hereby.

Section 5.Post-Closing Covenants.

5.1The Borrower shall, and shall cause the other Credit Parties to, deliver control agreements with respect to their respective deposit accounts, securities accounts and commodities accounts in accordance with the terms of Section 4(b) of the Pledge Agreement; provided that, notwithstanding the foregoing and the requirements set forth in Section 4.1 of the Second Amendment, the Borrower and any such Credit Party shall have until the date that is 15 days following the Third Amendment Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion) to deliver such control agreements. The parties hereto hereby agree that if the Borrower or any such Credit Party is unable to deliver a control agreement with respect to any such account by such date, the Borrower shall, or shall cause such Credit Party to, close such account and provide notice to the Administrative Agent of such closure within 5 Business Days following such date, and upon delivery of such notice, Schedule 2 to the Pledge Agreement shall be automatically deemed to be amended to delete therefrom any such closed accounts without further action by the parties hereto or thereto.

5.2Notwithstanding the requirements set forth in Section 4.2 of the Second Amendment, the Borrower shall, and shall cause its Restricted Subsidiaries to grant, within 30 days of the Third Amendment Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion), to the Administrative Agent as security for the Obligations a first-priority Lien (subject to Liens permitted by Section 10.2) on additional Oil and Gas Properties not already subject to a Lien of the Security Documents such that, after giving effect thereto, the PV-9 of the Mortgaged Properties (calculated at the time of redetermination) equals or exceeds the Collateral Coverage Minimum. All such Liens will be created and perfected by and in accordance with the provisions of the Security Documents, including, if applicable, any additional Mortgages.

5.3The Borrower’s failure to timely comply with this Section 5 (after giving effect to any applicable extensions of deadlines by the Administrative Agent to the extent permitted hereunder) shall constitute an immediate Event of Default with no notice or cure periods.

Section 6.Representations and Warranties. To induce Executing Lenders and Administrative Agent to enter into this Third Amendment, Borrower hereby represents and warrants to Lenders and Administrative Agent as follows as of the Third Amendment Effective Date:

6.1Reaffirm Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Credit Documents is true and correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification in which case such representations and warranties shall be true and correct in all respects) with the same effect as though each such representation and warranty had been made on and as of the Third Amendment Effective Date (except where any such representation and warranty expressly relates to an earlier date, in which case each such representation and warranty shall have been true and correct in all material respects as of such earlier date).

6.2Due Authorization. The execution, delivery and performance by Borrower of this Third Amendment are within Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, and require no action by or in respect of, or filing with, any governmental body, agency or official.

6.3Validity and Enforceability. This Third Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

6.4No Defense. Borrower acknowledges that Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower of the Credit Agreement or any of the other Credit Documents or any Liens intended to be created thereby.

Section 7.Miscellaneous.

7.1No Waivers. No failure or delay on the part of Administrative Agent or Lenders to exercise any right or remedy under the Credit Agreement, any other Credit Documents or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Credit Documents and applicable law.

7.2Reaffirmation of Credit Documents. Any and all of the terms and provisions of the Credit Agreement and the other Credit Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby or thereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.

7.3Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.

7.4Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

7.5Counterparts. This Third Amendment may be executed in counterparts (including, without limitation, by electronic signature), and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until Borrower, the Guarantors and Required Lenders have executed a counterpart. Facsimiles and counterparts executed by electronic signature (e.g., .pdf) shall be effective as originals.

7.6Complete Agreement. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

7.7Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

7.8Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.9Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.10Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers effective as of the Third Amendment Effective Date.

BORROWER:
DENBURY RESOURCES INC.,
a Delaware corporation

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Senior Vice President and Chief Financial Officer

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

Each of the undersigned (i) consent and agree to this Third Amendment, and (ii) agree that the Credit Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

GUARANTORS:
DENBURY GATHERING & MARKETING, INC.
DENBURY HOLDINGS, INC.
DENBURY OPERATING COMPANY
DENBURY ONSHORE, LLC
DENBURY PIPELINE HOLDINGS, LLC
DENBURY AIR, LLC
DENBURY GREEN PIPELINE-TEXAS, LLC
DENBURY GULF COAST PIPELINES, LLC
GREENCORE PIPELINE COMPANY LLC
DENBURY GREEN PIPELINE-MONTANA, LLC
DENBURY GREEN PIPELINE-RILEY RIDGE, LLC
DENBURY THOMPSON PIPELINE, LLC
ENCORE PARTNERS GP HOLDINGS, LLC
PLAIN ENERGY HOLDINGS, LLC

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Senior Vice President and Chief Financial Officer

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ADMINISTRATIVE AGENT/LENDER:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent and a Lender

By:	/s/ Michele Jones
Name:	Michele Jones
Title:	Managing Director

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Mammen
Name:	John Mammen
Title:	Vice President

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David L. Denbina, P.E.
Name:	David L. Denbina, P.E.
Title:	Senior Vice President

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Authorized Signatory

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

COMERICA BANK,
as a Lender

By:	/s/ Brandon M. White
Name:	Brandon M. White
Title:	Vice President

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

COMPASS BANK,
as a Lender

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Managing Director

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By:	/s/ Mark Roche
Name:	Mark Roche
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Nicholas Goss
Name:	Nicholas Goss
Title:	Authorized Signatory

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

MUFG UNION BANK, N.A.,
as a Lender

By:	/s/ Brian Hawk
Name:	Brian Hawk
Title:	Vice President

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ING CAPITAL LLC,
as a Lender

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

SUNTRUST BANK,
as a Lender

By:	/s/ William S. Krueger
Name:	William S. Krueger
Title:	First Vice President

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Stephen J. Jones
Name:	Stephen J. Jones
Title:	Senior Vice President

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

FIFTH THIRD BANK,
as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Director

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

BOKF, NA DBA BANK OF TEXAS,
as a Lender

By:	/s/ Thomas E. Stelmar, Jr.
Name:	Thomas E. Stelmar, Jr.
Title:	Senior Vice President

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

Signature Page
Third Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.